UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2026

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	000-26584	91-1691604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. First Avenue, Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BANR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2026, Banner Corporation, a Washington corporation (“Banner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pacific Financial Corporation, a Washington corporation (“Pacific Financial”), pursuant to which Pacific Financial will merge with and into Banner (the “Merger”), with Banner as the surviving corporation in the Merger. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Banner and Pacific Financial.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $1.00 par value, of Pacific Financial (“Pacific Financial Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Banner or any holder of Pacific Financial Common Stock who properly exercises dissenters’ rights under the Washington Business Corporation Act, will be converted into the right to receive 0.2633 shares (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Banner (“Banner Common Stock”). Any fractional shares of Banner Common Stock that would be issued in the Merger will instead be paid in cash based upon the average closing price per share of Banner Common Stock as reported on the Nasdaq Global Select Market for the 15 consecutive trading days immediately preceding the closing date (the “Banner Closing Stock Price”).

If any holder of a Pacific Financial stock option that may by its terms be exercised provides a notice of exercise to Pacific Financial on or before the 30th calendar day prior to the Effective Time (such date, the “Option Exercise Notice Deadline”), Pacific Financial will issue shares of Pacific Financial Common Stock upon proper exercise of the Pacific Financial stock option in accordance with the terms of the such stock option and relevant Pacific Financial plan. Each share of Pacific Financial Common Stock received upon proper exercise of a Pacific Financial stock option prior to the Option Exercise Notice Deadline will be treated in the Merger in the same manner as other outstanding shares of Pacific Financial Common Stock at the Effective Time. However, no exercise of a Pacific Financial stock option will be permitted if an option holder fails to provide notice of exercise to Pacific Financial by the Option Exercise Notice Deadline. At the Effective Time, each Pacific Financial stock option that is outstanding as of immediately prior to the Effective Time will fully vest and will be cancelled and converted into the right to receive a cash payment equal to the product of (i) the excess, if any, of (A) the product of the Exchange Ratio multiplied by the Banner Closing Stock Price over (B) the applicable exercise price of such Pacific Financial stock option; and (ii) the number of shares of Pacific Financial Common Stock subject to such Pacific Financial stock option, less any required withholding taxes.

At the Effective Time, each Pacific Financial restricted stock unit (“RSU”) award that is outstanding as of immediately prior to the Effective Time will fully vest and any restrictions or risk of forfeiture will lapse. The shares of Pacific Financial Common Stock issuable upon the vesting and settlement of the Pacific Financial RSUs will be deemed to be issued and outstanding as of immediately prior to the Effective Time and will be treated in the Merger in the same manner as other outstanding shares of Pacific Financial Common Stock at the Effective Time.

The Merger Agreement provides that Bank of the Pacific, Pacific Financial’s wholly-owned Washington state-chartered commercial bank subsidiary (“Bank of the Pacific”), will be merged with and into Banner’s wholly-owned Washington state-chartered commercial bank subsidiary, Banner Bank (“Banner Bank”), immediately following the completion of the Merger. Banner Bank will be the surviving entity in the bank merger.

None of the directors or officers of Banner will change as a result of the Merger. At the effective time of the bank merger described above, Denise Portmann, currently the Chief Executive Officer and President of Bank of the Pacific, is expected to become an executive vice president of Banner Bank, subject to her accepting the position with Banner Bank.

The Merger Agreement contains representations and warranties of both parties. Each party has also agreed to affirmative and negative covenants during the interim period between the execution of the Merger Agreement and the Effective Time, which, in the case of Pacific Financial, generally requires it to, and cause each of its subsidiaries to, conduct its business in the ordinary course of business. In the case of Pacific Financial, these covenants provide that Pacific Financial will call a meeting of its shareholders to consider and approve the Merger Agreement, and, subject to certain exceptions, the Board of Directors of Pacific Financial will maintain its recommendation that its shareholders vote in favor of approval of the Merger Agreement. Pacific Financial also has agreed not to solicit an Acquisition Proposal (as defined in the Merger Agreement).

The completion of the Merger is subject to conditions, including, among others (1) receipt of the requisite approval by Pacific Financial shareholders, which under Washington corporate law applicable to Pacific Financial requires the affirmative vote of holders of two-thirds of the outstanding shares of Pacific Financial Common Stock, (2) receipt of all required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Washington State Department of Financial Institutions, Division of Banks, and no required regulatory approval may contain or may have resulted in, or would reasonably be expected to result in, the imposition of a Burdensome Condition (as defined in the Merger Agreement) as it relates to Banner, and (3) other closing conditions as set forth in the Merger Agreement, including without limitation, conditions relating to the listing of the shares of Banner Common Stock to be issued in the Merger on the Nasdaq Global Select Market and the effectiveness of a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) covering such shares, the absence of certain legal proceedings challenging, or seeking damages or other relief in connection with, the transactions contemplated by the Merger Agreement that would reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement) on Banner, and the absence of any change, since the date of the Merger Agreement, in the financial condition, assets or business of either party that would reasonably be expected to have a Material Adverse Effect on Pacific Financial or Banner, respectively. Banner’s obligation to complete the Merger is also subject to the condition that Pacific Financial’s Adjusted Equity (as defined in the Merger Agreement), as calculated 10 business days prior to the anticipated closing, be equal to or greater than $124,269,000, which was its Adjusted Equity as of March 31, 2026, and that holders of less than 10% of the outstanding shares of Pacific Financial Common Stock shall have exercised their dissenters’ rights.

    Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (1) the receipt of a tax opinion from the applicable party’s counsel to the effect that the Merger will qualify as a “reorganization” for tax purposes, (2) the accuracy of the other party’s representations and warranties, subject to certain qualifications and exceptions, as of the date of the Merger Agreement and as of the closing date, and (3) the performance by the other party of its covenants, agreements and obligations in all material respects under the Merger Agreement.

The parties anticipate completing the Merger in the third quarter of 2026.

The Merger Agreement provides certain termination rights for both Banner and Pacific Financial and further provides that a termination fee of $6,300,000 would be payable by Pacific Financial to Banner upon termination of the Merger Agreement under certain circumstances, including termination following a withdrawal or change in the recommendation of the Pacific Financial Board of Directors that Pacific Financial shareholders vote in favor of the Merger Agreement, Pacific Financial’s material breach or failure to perform its covenants relating to its shareholder meeting or a subsequent acquisition proposal, or a determination by the Pacific Financial Board of Directors, after specified conditions have been satisfied, to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Effective April 30, 2026, Banner, Pacific Financial and the directors and executive officers of Pacific Financial, in their capacities as shareholders of Pacific Financial, executed a Voting and Support Agreement (the “Voting and Support Agreement”) in which they have agreed to vote their shares of Pacific Financial Common Stock in favor of approval of the Merger Agreement. The foregoing information relating to the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive the consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this report only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Banner or Pacific Financial, their respective subsidiaries or affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Banner, Pacific Financial, their respective subsidiaries or affiliates, or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 to be filed by Banner that will include a proxy statement of Pacific Financial and a prospectus of Banner, and in the Forms 10-K, Forms 10-Q, Forms 8-K and other documents that Banner files with or furnishes to the SEC.

Item 7.01. Regulation FD Disclosure.

On April 30, 2026, Banner and Pacific Financial issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

On April 30, 2026, Banner posted on its investor relations website, https://investor.bannerbank.com, under “Events and Presentations” an investor presentation relating to the Merger. A copy of the investor presentation is attached to this report as Exhibit 99.2, which is incorporated herein by reference. Banner may use this presentation with current and potential investors (including Pacific Financial shareholders), analysts, business partners, customers, employees, and others with an interest in Banner.

Beginning April 30, 2026, the Chief Executive Officer of Pacific Financial sent an email to the employees of Pacific Financial, along with a question-and-answer document relating to Banner and the Merger, which is attached to this report as Exhibit 99.4 and incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibits are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Banner for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Caution Regarding Forward-Looking Statements

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing of the Merger and expectations, goals, projections and benefits relating to the Merger, as well as other statements regarding Banner’s goals, intentions and expectations, business plan and growth strategies, and the anticipated future performance of Banner, whether with respect to the Merger or otherwise.

Forward-looking statements are not historical facts but instead express only Banner management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. Actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements because of risks and uncertainties, including, but are not limited to the risk that: (1) the business of Pacific Financial may not be integrated with Banner’s business successfully or such integration may be more difficult, time-consuming or costly than expected; (2) any of the anticipated benefits of the proposed Merger may not be realized or may not be realized within the expected time period; (3) customer and employee relationships and business operations may be disrupted by the Merger or the announcement of the Merger, and the parties may be challenged in retaining key relationships both during the pendency of the Merger and following the completion of the Merger if that occurs; (4) the parties may not meet expectations regarding the timing of the proposed Merger; (5) required regulatory approvals or the approval of Pacific Financial shareholders may not be obtained or such approvals may be more difficult, time-consuming or costly than expected; (6) there may be challenges in satisfying the other conditions to completion of the Merger or the Merger may fail to close for any other reason; (7) management’s attention may be diverted from ongoing business operations and opportunities due to the proposed Merger; and (8) there may be potential negative impacts caused by the dilution resulting from Banner’s issuance of shares of Banner Common Stock in connection with the Merger. Please refer to Banner’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 25, 2026, as well as Banner’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to Banner or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Banner does not undertake any obligation to update any forward-looking information contained in this report, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

Banner will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Pacific Financial that also constitutes a prospectus of Banner. After the registration statement is declared effective by the SEC, Pacific Financial will mail a definitive proxy statement/prospectus to its shareholders.

Before making any voting decision, the shareholders of Pacific Financial are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about Banner, Pacific Financial, the Merger Agreement and the Merger. When filed, this document and other documents relating to the Merger filed by Banner can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge through Banner’s investor relations website at https://investor.bannerbank.com by clicking on “SEC Filings” under the “Financials” tab. Alternatively, these documents, when available, can be obtained free of charge from Banner upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the proxy statement/prospectus.

Participants in the Solicitation

This report does not constitute a solicitation of proxy, an offer to sell or a solicitation of an offer to sell any securities. Banner, Pacific Financial, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Pacific Financial in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of Banner and Pacific Financial will be included in the proxy statement/prospectus for the proposed transaction filed with the SEC. These documents (when available) may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Information about such directors and executive officers of Banner and their direct or indirect interests, by security holdings or otherwise, can be found in Banner’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on April 6, 2026, and other documents subsequently filed by Banner with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in Banner’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. These documents can be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, by and between Banner Corporation and Pacific Financial Corporation, dated April 30, 2026*

10.1
Form of Voting and Support Agreement, entered into as of April 30, 2026, by and among Banner Corporation, Pacific Financial Corporation and the directors and/or officers of Pacific Financial Corporation identified therein.

99.1	Joint press release of Banner Corporation and Pacific Financial Corporation issued April 30, 2026.

99.2	Investor Presentation by Banner Corporation dated April 30, 2026.

99.3	Email from Chief Executive Officer of Pacific Financial Corporation to employees, with Employee Q&A dated April 30, 2026.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Banner has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Banner will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 30, 2026	By: /s/ Mark J. Grescovich
Mark J. Grescovich
President and Chief Executive Officer